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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 23, 2003
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                        (Date of earliest event reported)


                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                        001-31251                        01-0437984
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(State or other        (Commission File Number)             (IRS Employer
 jurisdiction                                              Identification No.)
of incorporation)



P.O. Box 9540, Two Portland Square, Portland, Maine                 04112-9540
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(Address of principal executive offices)                             (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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   (Former name, former address and former fiscal year, if changed since last report)







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ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

        Banknorth Group, Inc. ("Banknorth" or the "Registrant") has entered into an Underwriting Agreement, dated April 23, 2003, with Lehman Brothers Inc. and Keefe, Bruyette & Woods, Inc. (collectively, the "Underwriters") for the public offering of $150,000,000 aggregate principal amount of 3.75% Senior Notes due May 1, 2008 (the "Notes") which are to be issued by Banknorth pursuant to an Indenture (the "Indenture"), dated April 30, 2003, between Banknorth and The Bank of New York, as Trustee.

        The Notes have been registered by Banknorth under the Securities Act of 1933, as amended (the "Securities Act"), by a Registration Statement on Form S-3 (File No. 333-81980), which was declared effective by the Securities and Exchange Commission (the "Commission") on February 12, 2002.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Not applicable.

        (b)   Not applicable.

        (c) The exhibits listed below relate to Banknorth's Registration Statement on Form S-3 (File No. 333-81980)(the "Registration Statement") and are filed herewith for incorporation by reference in the Registration Statement. The following exhibits are included with this Report:

        Exhibit No.        Description

        1.1 Underwriting Agreement, dated April 23, 2003, among Banknorth, Lehman Brothers Inc. and Keefe Bruyette & Woods, Inc.

        4.3                Form of Indenture for the Notes (1)

        4.13.1             Form of 3.75% Senior Note due May 1, 2008

        25.1               Form T-1 Statement of Eligibility of the Bank of
                           New York to act as Trustee under the Indenture (2)
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(1)     Incorporated by reference to Exhibit 4.3 to the Registration Statement filed with the Commission on February 1, 2002.

(2)     Filed with the Commission on April 23, 2003 pursuant to Section 305 (b)
        (2) of the Trust Indenture Act of 1939.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         BANKNORTH GROUP, INC.


                                         By:   /s/ Peter J. Verrill
                                               ---------------------------------
                                               Name:  Peter J. Verrill
                                               Title: Senior Executive Vice
                                                      President and Chief
                                                      Operating Officer

Date:  April 30, 2003




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